STARTECH
                              ENVIRONMENTAL CORP.
              INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

           SERIES A CUMULATIVE CONVERTIBLE REDEEMABLE PREFERRED STOCK

     NUMBER                                                        SHARES


                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


This Certifies That

is the holder of

     fully paid and non-assessable shares of Series A Cumulative Convertible
                  Redeemable Preferred Stock, no par value of
                       Startech Environmental Corporation

(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to the Articles of Incorporation, to all of which the holder by acceptance hereby assents.

     The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, qualification, limitations or restrictions of such preferences and/or right.

     Witness the seal of the Corporation and the signatures of its duly authorized officers.


     Dated:



/s/ Kevin M. Black                                    /s/ Joseph F. Longo
------------------                                    -------------------
Kevin M. Black, Secretary                             Joseph F. Longo, President

                       Startech Environmental Corporation
                                 Corporate Seal
                                    Colorado

Countersigned:
Corporate Stock Transfer, Inc.
370 - 17th Street, Suite 2350, Denver, Colorado  80202
BY___________________________________
  Transfer Agent Authorized Signature

                       STARTECH ENVIRONMENTAL CORPORATION
                         Corporate Stock Transfer, Inc.
                           Transfer Fee: As Required



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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT - ....Custodian for....
                                                         (Cust.)         (Minor)
TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors

JT Ten  - as joint tenants with right of           Act of.......................
          survivorship and not as tenants                       (State)
          in common

    Additional abbreviations may also be used though not in the above list.

For value received.........................hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE
                         ------------------------------

                         ------------------------------

               Please print or type name and address of assignee

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------------------------------------------------------------------------- Shares

of the Series A Cumulative Convertible Redeemable Preferred Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named
Corporation, with full power of substitution in the premises.

Dated...................19.................

SIGNATURE GUARANTEED:                            X______________________________

                                                 X______________________________

     THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Association and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.